The Mosaic Company
Earnings Conference Call – 3rd Quarter Fiscal 2013
March 28, 2013
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of the numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of the Company’s processes for managing its strategic priorities; the ability of Mosaic,
Ma’aden and SABIC to agree upon definitive agreements relating to the prospective joint venture for the Wa’ad Al
Shamal Phosphate Project, the final terms of any such definitive agreements, the ability of the joint venture to obtain project financing in acceptable amounts and upon acceptable terms, the future success of current plans for the joint venture and any future changes in those plans; adverse weather conditions affecting operations in Central
Florida or the Mississippi River basin or the Gulf Coast of the United States, and including potential hurricanes, excess rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or
Canadian resources taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

Third Quarter Financial Highlights
$0.81 Reported EPS
$0.88* Adjusted, excluding notable items
$2.2 billion $419 million
* See reconciliation on page 17
0
0
Net Sales
Phosphates
Potash
$1,502
$758
$216
$197
Operating Earnings

650
600
550
500
450
400
350
00/01
02/03
04/05
06/07
08/09
10/11
12/13F
Historical
2013/14 Range
2013/14 Medium Scenario

• Pent up demand with 2012
US Corn exports down
52% year over year
• The likely case builds back
one-half of the inventory
drawdown this year
• Long-term outlook remains
strongly positive
Commodity Prices Likely to Remain Elevated
Considerations
606
579
493
406
468
461
425
436
512
568
545
531
495
Mil Tonnes
World Grain & Oilseed Stocks
Source: USDA and Mosaic

• Better than expected
baseload demand from
China and India:
• China imports of ~4.5
mmt in FH 2013
• India imports of 4.0-
4.5 mmt in CY 2013
• Positive prospects in nearly
all other regions
2013 K Shipments on Track with Forecasts
2013 Potash Shipments
55
52
29
53
56
51
55-57
25
30
35
40
45
50
55
60
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12E 13F
Mil Tonnes
KCl
World Potash Shipments
Source: Fertecon and Mosaic

• Strong Western
Hemisphere demand with
rising prices
• India not back in the
market until end of fiscal
2013
2013 P Shipments on Track with Forecasts
51
48
53
58
59
61
63-65
30
35
40
45
50
55
60
65
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12E13F
Mil Tonnes
DAP/MAP/MES/TSP
Source:  Fertecon and Mosaic
Global Phosphate Product Shipments
2013 Phosphate Shipments

Ma’aden Joint Venture
• Aligns with our growth strategy
• Attractive returns on invested capital
• Low-cost producer
• Logistically advantaged to Asian countries
• Opportunity to participate in future projects
• Diversifies sources of phosphate rock

Financial Results Review

Unchanged Capital Priorities
Maintain Investment Grade Rating
Improve Balance Sheet Structure
Less cash
More debt
Ample capacity for share repurchases
Use of Cash: Priorities
Finance Organic Growth & Maintain Dividend
Strategic Investments
Additional Returns to Shareholders
Class A share resolution unlikely until later
in the summer

Financial Guidance Summary
Category Guidance – Fiscal 2013
Potash
Q4 Sales volume 2.3 – 2.6 million tonnes
Q4 MOP selling price $350 - $380 per tonne
Q4 Operating rate above 85 percent
Q4 Gross margin rate in range of 40 - 45%
Phosphates
Q4 Sales volume 2.6 - 2.9 million tonnes
Q4 DAP selling price $475 - $505 per tonne
Q4 Operating rate above 85 percent
Q4 Gross margin rate flat to Q3’FY13
Capital Expenditures $1.5 - $1.6 billion
Canadian Resource Taxes
and Royalties
$270 - $330 million
SG&A $420 - $440 million
Effective Tax Rate* Mid 20-percent range
* For the second half of fiscal 2013

Third Quarter Financial Performance
In millions, except per share amounts
Three Months Ended
February 28,
2013
February 29,
2012
Net Sales $2,241 $2,190
Gross Margin $568 $522
% of net sales 25% 24%
Net Earnings $345 $273
% of net sales 15% 13%
Diluted EPS $0.81 $0.64
Effective Tax Rate 24.0% 24.5%
Cash Flow Provided by Operations $371 $405
Cash and Cash Equivalents $3,323 $3,202

OPERATING EARNINGS BRIDGE
$IN MILLIONS
350
300
250
200
150
100
50
0
Q3 FY12 OE
Sales price
Sales volumes
Resource taxes
Other
Q3 FY13 OE

Mosaic

Potash Segment Highlights
In millions, except MOP price Q3 FY13 Q2 FY13 Q3 FY12
Net sales $758 $780 $553
Gross Margin $308 $355 $270
Percent of net sales
41% 46% 49%
Operating earnings $216 $316 $234
Sales volumes 1.8 1.5 1.1
Production volume 2.0 1.8 1.8
Production operating rate 78% 76% 79%
Avg MOP selling price $385 $443 $453
Third quarter highlights:
1.  Gross margin rate reflects lower average MOP selling price, unfavorable $24 impact of mark to market of derivatives, and higher depreciation expense and increased labor expenses in preparation of new capacity ramp-up.
2.  Operating earnings include a $42 million charge related to the settlement of potash anti-trust litigation.

OPERATING EARNINGS BRIDGE
$IN MILLIONS
250
200
150
100
50
0
Q3FY12 OE
Sales price
Sales volumes
Raw materials
Other
Q3FY13 OE

Phosphates Segment Highlights
In millions, except DAP price Q3 FY13 Q2 FY13 Q3 FY12
Net sales $1,502 $1,762 $1,652
Gross Margin $266 $318 $259
Percent of net sales 18% 18% 16%
Operating earnings $197 $245 $190
Sales volumes 2.6 3.0 2.6
NA production volume (a) 2.1 2.1 2.0
Finished product operating rate 87% 86% 81%
Avg DAP selling price $496 $544 $536
(a) Includes crop nutrient dry concentrates and animal feed ingredients
Third quarter highlights:
1.  Year over year improvement in gross margin rate reflects lower raw material costs, partially offset by lower finished phosphate product prices.
2.  Operating earnings include a $10 million asset retirement obligation charge.

Raw Material Cost Detail
Mosaic is currently implementing a new inventory valuation system. After implementation, Mosaic expects to include this information in its performance data disclosures.
Q3 FY13 Percent
Ammonia ($/MT)
Realized in COGS $540
Average Purchase Price $663
Sulfur ($/LT)
Realized in COGS $181
Average Purchase Price $173
Phosphate rock (used in production)
('000 metric tonnes)
US mined rock 3,137 88%
Purchased Miski Mayo rock 296 8%
Other purchased rock 144 4%
Total 3,577 100%
Average cost / tonne consumed rock $65

Earnings Sensitivity to Key Drivers (a)
FY13 Q3
Actual
Change
FY13 Q3
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS
Impact
Marketing
MOP Price ($/tonne)
(b)
$385 $50 40.7% 10.6% $80 $0.14
Potash Volume
(million tonnes)
1.8 0.5 40.7% 16.9% $128 $0.23
DAP Price ($/tonne) $496 $50 17.7% 8.0% $120 $0.21
Phosphate Volume
(million tonnes)
2.6 0.5 17.7% 5.1% $76 $0.14
Raw Materials
Sulfur ($/lt) $181 $50 17.7% 3.3% $49 $0.09
Ammonia ($/tonne) $540 $50 17.7% 1.8% $26 $0.05
(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing

Adjusted Earnings Reconciliation
Reconciliation of Net Income Attributable to Mosaic to Non-GAAP Adjusted Net Income
Attributable to Mosaic and Earnings per Share
17
Three months ended
February 28, 2013
(in millions, except per share amounts)
Net earnings attributable to Mosaic as reported 344.6
Pre-tax adjustments:
Potash antitrust settlement 41.8
Potash unrealized loss on derivatives in cost of goods sold 24.1
Foreign currency transaction gain (32.3)
Phosphates ARO revision for closed facilities 10.0
Total pre-tax adjustments 43.6
Income tax effect of adjustments*
(10.9)
Non-GAAP adjusted net income attributable to Mosaic
377.3
Non-GAAP adjusted diluted earnings per share attributable to Mosaic
0.88
Weighted average common shares used in computing diluted earnings per share
427.1
* Estimated annual effective tax rate of 25% based on our guidance.
$
$
$
We report our financial results in conformity with U.S. generally accepted accounting principles ("GAAP").  However, we are providing non-GAAP adjusted net income and non-GAAP adjusted earnings per share because certain items are customarily excluded by analyst in published estimates and management believes, for purposes of comparability to financial performance in other periods and to evaluate the Company's trends, that excluding the effects of these items is appropriate.  The adjusted amounts are not measures of financial performance under GAAP.
Adjusted net income and adjusted net income per diluted share should not be considered in isolation or as a substitute for net income or earnings per diluted share, income from operations, cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared under
U.S. GAAP.  Because adjusted net income and adjust net income per diluted share exclude some but not all items that affect net income and may vary among companies, the adjusted net income and adjusted net income per diluted share amounts presented may not be comparable to similarly titled measures of other companies.